UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT
INVESTMENT COMPANIES

Investment Company Act file number     811-21751

Lazard World Dividend & Income Fund, Inc.
(Exact name of registrant as specified in charter)

30 Rockefeller Plaza

New York, New York 10112
(Address of principal executive offices)           (Zip code)

Nathan A. Paul, Esq.

Lazard Asset Management LLC

30 Rockefeller Plaza

New York, New York 10112
(Name and address of agent for service)

Registrant’s telephone number, including area code:     (212) 632-6000

Date of fiscal year end:     12/31

Date of reporting period:    6/30/16

ITEM 1. REPORTS TO STOCKHOLDERS.

Lazard World Dividend
& Income Fund, Inc.

Semi-Annual Report

June 30, 2016

PRIVACY NOTICE

FACTS	What does Lazard do with your personal information?
Why?	Financial companies choose how they share your personal information. Federal law gives consumers the right to limit some but not all sharing. Federal law also requires us to tell you how we collect, share, and protect your personal information. Please read this notice carefully to understand what we do.
What?

The types of personal information we collect and share depend on the product or service you have with us. This information can include:

• Social Security number and credit history

• Assets and income

• Account transactions

When you are no longer our customer, we continue to share your information as described in this notice.

How?	All financial companies need to share customers’ personal information to run their everyday business. In the section below, we list the reasons financial companies can share their customers’ personal information; the reasons Lazard chooses to share; and whether you can limit this sharing.

Reasons we can share your personal information	Does Lazard share?	Can you limit this sharing?
For our everyday business purposes — such as to process your transactions, maintain your account(s), respond to court orders and legal investigations, or report to credit bureaus	Yes	No
For our marketing purposes — to offer our products and services to you	No	We do not share
For joint marketing with other financial companies	No	We do not share
For our affiliates’ everyday business purposes — information about your transactions and experiences	Yes	No
For our affiliates’ everyday business purposes — information about your creditworthiness	No	We do not share
For nonaffiliates to market to you	No	We do not share

Questions?	Call 800-823-6300 or go to http://www.LazardNet.com

Who we are
Who is providing this notice?	Lazard Asset Management LLC, Lazard Alternatives, LLC, Lazard Asset Management (Canada), Inc., Lazard Asset Management Securities LLC on their own behalf and on behalf of the funds they manage.
What we do
How does Lazard protect my personal information?	To protect your personal information from unauthorized access and use, we use security measures that comply with federal and applicable state laws. These measures include computer safeguards and secured files and buildings.
How does Lazard collect my personal information?

We collect your personal information, for example, when you:

• Open an account

• Seek advice about your investments

• Direct us to buy securities

• Direct us to sell your securities

• Enter into an investment advisory contract

We also collect your personal information from others, such as credit bureaus, affiliates, or other companies.

Why can’t I limit all sharing?

Federal law gives you the right to limit only:

• Sharing for affiliates’ everyday business purposes—information about your creditworthiness

• Affiliates from using your information to market to you

• Sharing for nonaffiliates to market to you

• State laws and individual companies may give you additional rights to limit sharing.

Definitions
Affiliates	Companies related by common ownership or control. They can be financial and nonfinancial companies. Our affiliates may include financial companies whose names include “Lazard”.
Nonaffiliates	Companies not related by common ownership or control. They can be financial and nonfinancial companies. Lazard does not share information with nonaffiliates so they can market to you.
Joint marketing	A formal agreement between nonaffiliated financial companies that together market financial products or services to you. Lazard does not jointly market.

Lazard World Dividend & Income Fund, Inc.

Lazard World Dividend & Income Fund, Inc.

Investment Overview

Dear Stockholders,

We are pleased to present this report for Lazard World Dividend & Income Fund, Inc. (“LOR” or the “Fund”), for the six month period ended June 30, 2016. LOR is a diversified, closed-end management investment company that began trading on the New York Stock Exchange (“NYSE”) on June 28, 2005. Its ticker symbol is “LOR.”

We believe that the Fund has provided investors with an attractive yield and diversification, backed by the extensive experience, commitment, and professional management of Lazard Asset Management LLC (the “Investment Manager” or “Lazard”).

Portfolio Update (as of June 30, 2016)

For the six months ended June 30, 2016, the Fund’s NAV returned 6.3%, outperforming the 1.2% return of its benchmark, the MSCI All Country World® Index (ACWI) (the “Index”). Over the last twelve months, the Fund’s NAV performance of -12.7% underperformed the Index return of -3.7%. Due to weaker performance between 2013-2015, the Fund’s NAV performance over longer time periods and since inception has also lagged the benchmark. The since inception annualized return was 4.2% versus 5.5% for the Index. Shares of LOR ended the first six month period of 2016 with a market price of $9.03, representing a 17.1% discount to the Fund’s NAV per share of $10.89.

The Fund’s net assets were $75.0 million as of June 30, 2016, with total leveraged assets (net assets plus line of credit outstanding and net notional value of forward currency contracts) of $98.1 million, representing a 23.6% leverage rate. This leverage rate was slightly higher than that at the end of the fourth quarter of 2015 (20.9%), but below the maximum permitted leverage rate of 33⅓%.

Within the world equity portfolio, stock selection within the financials, information technology and consumer staples sectors, and within the United States contributed to performance. A higher-than-benchmark exposure to Brazil also added value. However, a higher-than-benchmark exposure to the financials sector, and stock selection in the energy sector, detracted from performance in the first six month period of 2016.

Performance for the smaller, short duration1 emerging markets currency and debt portion of the Fund was favorable in the first six months of 2016, helped by a strong rally at the end of the period. While the emerging markets currency and debt portion of the Fund was a meaningful negative contributor to performance between 2013-2015, it has still contributed positively to performance since the Fund’s inception.

As of June 30, 2016, 71.7% of the Fund’s total leveraged assets consisted of world equities, 25.1% consisted of emerging market currency and debt instruments, and 3.2% consisted of cash and other assets.

Declaration of Distributions

Pursuant to LOR’s Level Distribution Policy, the Fund declares, monthly, a distribution equal to 6.5% (on an annualized basis) of the Fund’s NAV on the last business day of the previous year. The current monthly distribution rate per share is $0.05737, representing a distribution yield of 7.6% based on the Fund’s market price of $9.03 as of the close of trading on the NYSE on June 30, 2016. It is currently estimated that, of the $0.34422 distributed per share for the year-to-date, approximately $0.10787 may represent a return of capital.

Additional Information

Please note that available on www.LazardNet.com are frequent updates on the Fund’s performance, press releases, distribution information, and a monthly fact sheet that provides information about the Fund’s major holdings, sector weightings, regional exposures, and other characteristics, including the notices required by Section 19(a) of the Investment Company Act of 1940, as amended (the “1940 Act”). You may also reach Lazard by phone at 1-800-823-6300.

On behalf of Lazard, we thank you for your investment in Lazard World Dividend & Income Fund, Inc. and look forward to continuing to serve your investment needs in the future.

Message from the Portfolio Managers

World Equity Portfolio

(71.7% of total leveraged assets)

The Fund’s world equity portfolio is typically invested in 60 to 90 securities, broadly diversified in both developed and emerging market countries and across

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

the capitalization spectrum. Examples include Pfizer, a US-based global pharmaceutical company that develops and produces medicines and vaccines and consumer health care products; Vivendi, a French entertainment content company that provides digital and pay-television services, music, interactive entertainment, and mobile and fixed-line telecom services; and Taiwan Semiconductor Manufacturing, a Taiwan-based company principally engaged in the manufacturing, selling, packaging, testing and computer-aided design of integrated circuits.

As of June 30, 2016, 46.5% of the portfolio’s stocks were based in North America, 22.7% were based in continental Europe (not including the United Kingdom), 20.5% were from Asia (not including Japan) and Australia, 4.3% were from the United Kingdom, 2.7% were based in Latin America, 1.7% were from Japan, and 1.6% were based in Africa and the Middle East.

The world equity portfolio is similarly well diversified across a number of industry sectors. The top two sectors, by weight, as of June 30, 2016, were financials (33.1%), which includes banks, insurance companies, and financial services companies; and information technology (14.1%), which consists of companies involved in semiconductor production, semiconductor equipment, software and services, and technology hardware and equipment. Other sectors in the portfolio include telecommunication services, consumer discretionary, energy, consumer staples, health care, industrials, utilities and, materials. The average dividend yield on the securities held in the world equity portfolio was approximately 5.3% as of June 30, 2016.

World Equity Markets Review

Global markets experienced volatility at both ends of the first half of 2016, brought on first by concerns over slower growth and policymaking in China and, most recently, by the United Kingdom’s vote to exit the European Union (the so-called “Brexit”). Global equities ended the first quarter slightly lower in local currency terms but experienced significant volatility, falling early in the quarter on intensifying fears of a United States recession. However, world stocks rebounded sharply when macro data was less dire than feared. The first quarter also brought some semblance of stabilization in commodity prices, with oil, iron ore, and most major commodities rising during the quarter following an extended period of weakness. But the most notable attribute of the first half of 2016 was a dramatic rotation into the assets that have been most out of favor in recent years: value stocks, emerging markets, and cyclicality. In contrast, areas that have dominated market performance in recent years, most notably momentum strategies, underperformed. Global equities were essentially flat during the second quarter, with the key global development being the United Kingdom’s affirmative Brexit vote in late June, which caught most market participants off guard and triggered tremendous volatility in currency, bond, and equity markets. The UK pound bore the brunt of the selling, with the euro also weak. Meanwhile, the Japanese yen strengthened sharply, which was an unwelcome development, considering the weak state of Japan’s economy and its export dependence. Government bond yields globally dropped to multi-year lows on a flight to safety. The timing of the Brexit vote was unfortunate, as global macro data had generally been improving in recent months, particularly the United States economy, which seemed to be rebounding from a very weak first quarter of the year. Commodity prices had been steadily rising in recent months, forward-looking purchasing manager’s indices displayed broad-based strength and global trade finally appeared to be rebounding after an extended period of weakness. Most importantly, corporate earnings estimates have begun to rise, ending a protracted down cycle. However, we are encouraged that markets, while volatile, continued to function well and there were limited signs of stress in credit markets, with spreads remaining below the levels of February of this year and well below the levels reached during the European sovereign crisis in 2011. In addition, emerging markets assets, typically the first things to be sold during times of stress, have been very resilient, with emerging markets equities outperforming developed markets equities and emerging markets currencies rising versus the US dollar in the aftermath of the Brexit vote. Commodity prices were also broadly stable and option-implied equity market volatility rose briefly before returning to low levels. In addition, central bank monetary policy globally continued to be very accommodative in light of Brexit-related risks, with expectations for interest rate hikes from the US Federal Reserve being pushed out materially.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

What Helped and What Hurt LOR

Stock selection in the information technology sector contributed to performance in the first half of the year. Shares of Taiwan Semiconductor, a global semiconductor manufacturer, rose on continued earnings growth, rising sales forecasts and new orders. We continue to like Taiwan Semiconductor on its attractive valuation, increasing structural profitability, and the ability to outpace industry growth with technology advantages. In addition, we expect the company to increase its returns to shareholders. Stock selection within the US also helped performance. Shares of pharmaceutical company Pfizer rose after the company reported strong quarterly earnings, management raised its guidance for 2016, driven by currency exchange rate tailwinds and stronger revenues and the company announced that it had terminated its proposed $160 billion acquisition of Allergan. We like Pfizer on the growth prospects of its innovative and established products businesses, its financial strength and returns to shareholders. Pfizer has had numerous recent product launch successes and several attractive late-stage commercial opportunities. A higher-than-benchmark exposure to Brazil also added value over this period.

In contrast, stock selection in the energy sector detracted from performance in the first six month period of 2016. Shares of ConocoPhillips, a global exploration and production company, fell along with oil prices. We exited the position due to dividend sustainability concerns and as we saw more attractive opportunities. A higher-than-benchmark exposure to the financial sector also hurt performance.

Emerging Market Currency and Debt Portfolio

(25.1% of total leveraged assets)

The Fund also seeks income through investing in primarily high-yielding, short-duration emerging market forward currency contracts and local currency debt instruments. As of June 30, 2016, this portfolio consisted of forward currency contracts (57.5%) and sovereign debt obligations (42.5%). The average duration of the emerging market currency and debt portfolio increased meaningfully relative to the fourth quarter of 2015, with the June 30, 2016 duration at approximately 23 months as compared to 10 months at the end of 2015. The average yield decreased from 11.8%2 on December 31, 2015 to 7.2% on June 30, 2016.

Emerging Market Currency and Debt Market Review

Emerging markets local currency and debt markets, though volatile, were generally stronger during the period. Two-way volatility due to changing expectations for the Fed and Brexit were offset by positive developments, including rising commodity prices and the global search for yield. Emerging markets local market performance was disparate, with Brazil rising by 15% and Russia up over 7%, while Argentina and Colombia each rallied by 5%. Conversely, Poland (-5%) and Mexico (-4%) lagged, while Nigeria effected a -30% devaluation of the naira.

Emerging markets currencies have been buffeted by a series of factors over the past several years that have weighed on performance. We believe many of these factors were one-off drivers that led to the sharp depreciation seen in many currencies. The end of a predominantly multi-decade easing cycle around the world, the decline in emerging markets growth premium, both in absolute terms and relative to developed markets, and sharp outflows from locally-denominated emerging markets assets are very unlikely to recur in our view.

What Helped and What Hurt LOR

Russia contributed positively in the period. We are positioned in Russia due to high yield, a rising current account surplus owing to massive import compression, and shrinking capital outflows. Russia also benefitted from oil’s 25% rally in the second quarter. In Uruguay, the peso has been supported by the country’s central bank, which has used the stronger currency as a tool to fight inflation that has risen sharply over that past year from 7.5% to 11%. Colombia and Brazil both added value. Stronger oil in the former and lack of central bank intervention in the latter, combined with tight monetary policy, fueled the second quarter’s solid gains. Zambia benefitted from stronger copper prices and high-yield debt, both of which attracted portfolio inflow.

Conversely, Mexico detracted from performance, as its ample liquidity and low hedging costs (interest rates) caused the peso to underperform during periods of emerging markets sell-offs (May), while its high level of foreign investor presence and indirect exposure to oil

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

caused it to lag rallies (April/June). The Asian region also detracted due to a contraction in manufacturing amid the market’s expectation of a Fed rate hike in June, which weighed on Asian (and emerging markets)

currencies in May, while low yields undercut performance amid June’s rally. South Korea and the Philippines accounted for most of the region’s detraction.

Notes to Investment Overview:

[1]	A measure of the average cash weighted term-to-maturity of the investment holdings. Duration is a measure of the price sensitivity of a bond to interest rate movements. Duration for a forward currency contract is equal to its term-to-maturity.

[2]	The quoted yield does not account for the implicit cost of borrowing on the forward currency contracts, which would reduce the yield shown.

Total returns reflect reinvestment of all dividends and distributions. Past performance is not indicative, or a guarantee, of future results. Return for a period of less than one year is not annualized.

The performance data of the Index and other market data have been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to their accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

The views of the Fund’s Investment Manager and the securities described in this report are as of June 30, 2016; these views and portfolio holdings may have changed subsequent to this date. Nothing herein should be construed as a recommendation to buy, sell, or hold a particular security. There is no assurance that the securities discussed herein will remain in the Fund at the time you receive this report, or that securities sold will not have been repurchased. The specific securities discussed may, in aggregate, represent only a small percentage of the Fund’s holdings. It should not be assumed that securities identified and discussed were, or will be, profitable, or that the investment decisions made in the future will be profitable, or equal the investment performance of the securities discussed herein.

The views and opinions expressed are provided for general information only, and do not constitute specific tax, legal, or investment advice to, or recommendations for, any person. There can be no guarantee as to the accuracy of any outlooks for markets, sectors and securities as discussed herein.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (continued)

Comparison of Changes in Value of $10,000 Investment in
LOR and MSCI ACWI Index* (unaudited)

Value at 6/30/16
LOR at Market Price	$12,864
LOR at Net Asset Value	13,189
MSCI ACWI Index	15,178

Average Annual Total Returns*
Periods Ended June 30, 2016
(unaudited)

	One Year	Five Years	Ten Years
Market Price	-15.56%	-1.13%	2.55%
Net Asset Value	-12.65%	0.88%	2.81%
MSCI ACWI Index	-3.73%	5.38%	4.26%

*	Total returns reflect reinvestment of all dividends and distributions. The performance quoted represents past performance. Current performance may be lower or higher than the performance quoted. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares.

Performance results do not include adjustments made for financial reporting purposes in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and may differ from amounts reported in the financial highlights.

The performance data of the Index has been prepared from sources and data that the Investment Manager believes to be reliable, but no representation is made as to its accuracy. The Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of global developed and emerging markets. The Index is unmanaged, has no fees or costs and is not available for investment.

Lazard World Dividend & Income Fund, Inc.

Investment Overview (concluded)

Ten Largest Equity Holdings June 30, 2016 (unaudited)

		Percentage of
Security	Value	Net Assets
Pfizer, Inc.	$3,327,591	4.4%
Cisco Systems, Inc.	2,903,428	3.9
Telenor ASA	2,802,817	3.7
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	2,800,971	3.7
PacWest Bancorp	2,504,191	3.3
TOTAL SA	2,411,181	3.2
Eaton Corp. PLC	2,320,451	3.1
The Procter & Gamble Co.	2,216,322	3.0
Blackstone Mortgage Trust, Inc., Class A REIT	2,016,285	2.7
Pattern Energy Group, Inc.	1,990,052	2.7

Portfolio Holdings Presented by Sector June 30, 2016 (unaudited)

Percentage of
Sector	Total Investments
Consumer Discretionary	6.3%
Consumer Staples	4.3
Energy	6.7
Financials	27.6
Health Care	5.2
Industrials	4.8
Information Technology	11.8
Materials	2.4
Telecommunication Services	10.1
Utilities	4.2
Sovereign Debt	14.8
Short-Term Investment	1.8
Total Investments	100.0%

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments

June 30, 2016 (unaudited)

Description	Shares	Fair Value
Common Stocks—93.9%
Australia—3.6%
Alumina, Ltd.	585,457	$572,476
Asaleo Care, Ltd.	497,828	783,258
DUET Group	435,687	815,427
Spotless Group Holdings, Ltd.	632,671	533,996
		2,705,157
Brazil—2.6%
Ambev SA	105,800	627,429
BB Seguridade Participacoes SA	73,700	644,929
Grendene SA	127,900	655,367
		1,927,725
Canada—1.1%
Alaris Royalty Corp.	36,380	807,318
China—4.4%
Agricultural Bank of China, Ltd., Class H	4,174,000	1,534,918
China Construction Bank Corp., Class H	2,035,180	1,355,121
Industrial & Commercial Bank of China, Ltd., Class H	680,440	377,991
		3,268,030
France—7.2%
AXA SA	84,917	1,705,949
TOTAL SA	50,002	2,411,181
Vivendi SA	66,327	1,256,708
		5,373,838
Hong Kong—2.0%
BOC Hong Kong Holdings, Ltd.	239,500	722,431
Sands China, Ltd.	226,000	763,663
		1,486,094
India—1.1%
Indiabulls Housing Finance, Ltd.	81,280	813,954
Italy—1.9%
Azimut Holding SpA	39,893	650,126
Snam SpA	124,977	747,694
		1,397,820
Japan—1.6%
Sumitomo Mitsui Financial Group, Inc.	25,300	725,358
Yumeshin Holdings Co., Ltd.	69,700	449,964
		1,175,322
Luxembourg—2.1%
RTL Group SA	14,780	1,205,466
Tenaris SA	26,747	386,803
		1,592,269
Description	Shares	Fair Value
Mexico—1.7%
Fibra Uno Administracion SA de CV REIT	592,500	$1,262,290
Netherlands—3.3%
ING Groep NV	94,082	977,871
NN Group NV	18,260	507,277
Royal Dutch Shell PLC, B Shares	35,777	983,841
		2,468,989
Norway—3.7%
Telenor ASA	169,690	2,802,817
Russia—2.4%
Mobile TeleSystems PJSC Sponsored ADR	216,747	1,794,665
South Africa—1.5%
Life Healthcare Group Holdings, Ltd.	443,894	1,093,180
Sweden—0.7%
Swedbank AB, A Shares	26,955	563,833
Taiwan—5.6%
Chicony Electronics Co., Ltd.	267,330	601,944
Hon Hai Precision Industry Co., Ltd.	313,950	807,825
Taiwan Semiconductor Manufacturing Co., Ltd. Sponsored ADR	106,785	2,800,971
		4,210,740
Thailand—2.5%
Krung Thai Bank Public Co. Ltd. NVDR	1,473,800	686,154
Pruksa Real Estate Public Co. Ltd. (a)	960,100	689,884
The Siam Commercial Bank Public Co. Ltd. NVDR	134,500	532,553
		1,908,591
United Kingdom—4.0%
Legal & General Group PLC	122,821	318,346
UBM PLC	169,671	1,452,570
Vodafone Group PLC	417,422	1,270,712
		3,041,628
United States—40.9%
Artisan Partners Asset Management, Inc., Class A	30,224	836,600
AT&T, Inc.	16,730	722,903
Blackstone Mortgage Trust, Inc., Class A REIT	72,869	2,016,285
Chevron Corp.	7,469	782,975
Cisco Systems, Inc.	101,200	2,903,428
Communications Sales & Leasing, Inc. REIT	13,361	386,133
Cypress Semiconductor Corp.	45,623	481,323

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2016 (unaudited)

Description	Shares	Fair Value
Deere & Co.	9,460	$766,638
Eaton Corp. PLC	38,849	2,320,451
Host Hotels & Resorts, Inc. REIT	23,162	375,456
International Paper Co.	33,557	1,422,146
LaSalle Hotel Properties REIT	50,231	1,184,447
Lexington Realty Trust REIT	62,134	628,175
Maxim Integrated Products, Inc.	25,226	900,316
Medical Properties Trust, Inc. REIT	30,559	464,802
Occidental Petroleum Corp.	14,689	1,109,901
PacWest Bancorp	62,951	2,504,191
Pattern Energy Group, Inc.	86,637	1,990,052
Pfizer, Inc.	94,507	3,327,591
QUALCOMM, Inc.	26,888	1,440,390
The Procter & Gamble Co.	26,176	2,216,322
Verizon Communications, Inc.	33,840	1,889,626
		30,670,151
Total Common Stocks (Cost $76,455,708)		70,364,411

Description	Principal Amount (000) (b)	Fair Value
Foreign Government Obligations—16.6%
Brazil—2.2%
Brazil NTN-B:
6.00%, 08/15/16	273	$246,085
6.00%, 08/15/18	460	412,267
6.00%, 08/15/20	1,074	957,503
		1,615,855
Colombia—1.0%
Colombian Titulos De Tesoreria:
7.00%, 05/04/22	1,670,000	568,636
10.00%, 07/24/24	490,000	194,618
		763,254
Hungary—0.7%
Hungary Government Bond, 3.00%, 06/26/24	158,700	559,556
Indonesia—1.0%
Indonesia Government Bond, 7.875%, 04/15/19	9,937,000	762,244
Malaysia—1.1%
Malaysia Government Bond, 3.80%, 08/17/23	3,315	825,358
Description	Principal Amount (000) (b)	Fair Value
Mexico—3.2%
Mexican Bonos:
4.75%, 06/14/18	2,300	$125,564
6.50%, 06/10/21	9,790	559,018
5.75%, 03/05/26	6,600	356,578
Mexican Udibonos, 2.50%, 12/10/20	24,531	1,358,081
		2,399,241
Poland—1.6%
Poland Government Bond, 2.00%, 04/25/21	4,830	1,218,684
Romania—0.7%
Romania Government Bond, 4.75%, 02/24/25	1,850	497,910
Russia—1.6%
Russia Government Bond - OFZ, 7.50%, 02/27/19	79,600	1,202,360
South Africa—3.0%
Republic of South Africa:
7.25%, 01/15/20	13,530	894,215
6.75%, 03/31/21	8,410	536,927
10.50%, 12/21/26	2,700	203,965
8.50%, 01/31/37	9,800	604,670
		2,239,777
Turkey—0.5%
Turkey Government Bond, 10.40%, 03/27/19	1,030	372,021
Total Foreign Government Obligations (Cost $12,955,447)		12,456,260

Description	Shares	Fair Value
Short-Term Investment—2.0%
State Street Institutional Treasury Money Market Fund, Premier Class, 0.14% (7 day yield) (Cost $1,503,932)	1,503,932	$1,503,932
Total Investments—112.5% (Cost $90,915,087) (c), (d)		$84,324,603
Liabilities in Excess of Cash and Other Assets—(12.5)%		(9,367,779)
Net Assets—100.0%		$74,956,824

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2016 (unaudited)

Forward Currency Contracts open at June 30, 2016:

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
ARS	3,747,240	USD	252,000	BNP	07/06/16	$—	$3,065
ARS	1,048,800	USD	69,000	BNP	07/29/16	—	175
ARS	5,516,975	USD	365,000	BNP	08/05/16	—	4,296
ARS	2,619,720	USD	171,000	BNP	08/29/16	—	1,795
ARS	6,219,330	USD	431,000	CIT	07/27/16	—	22,436
ARS	960,750	USD	63,000	CIT	07/29/16	47	—
BRL	1,307,588	USD	356,000	CIT	09/21/16	41,573	—
BRL	1,204,571	USD	325,868	JPM	09/21/16	40,383	—
CLP	308,202,600	USD	444,000	SCB	07/08/16	21,521	—
CLP	261,048,970	USD	383,000	SCB	07/22/16	10,790	—
CNY	7,367,854	USD	1,129,000	HSB	07/13/16	—	20,328
CNY	646,074	USD	99,000	SCB	07/13/16	—	1,783
COP	893,467,000	USD	302,000	BNP	07/06/16	3,821	—
COP	1,121,386,500	USD	377,000	SCB	07/06/16	6,834	—
COP	723,453,000	USD	239,000	SCB	07/22/16	7,718	—
COP	1,672,880,400	USD	564,000	SCB	07/22/16	6,501	—
COP	1,735,402,500	USD	585,000	SCB	09/06/16	1,597	—
DOP	43,045,000	USD	936,372	CIT	07/01/16	901	—
DOP	12,800,000	USD	281,442	CIT	08/01/16	—	3,875
DOP	3,391,580	USD	73,000	CIT	08/08/16	429	—
DOP	7,269,150	USD	157,956	CIT	08/08/16	—	576
DOP	15,824,000	USD	342,808	CIT	08/29/16	—	1,839
DOP	7,787,700	USD	170,783	CIT	09/06/16	—	3,251
DOP	43,045,000	USD	927,095	CIT	09/30/16	—	5,649
EGP	3,062,890	USD	309,383	BNP	11/30/16	—	13,332
EGP	3,233,750	USD	325,000	BNP	11/30/16	—	12,434
EGP	3,658,950	USD	346,000	BNP	02/24/17	—	9,457
EUR	265,000	USD	294,289	CIT	09/30/16	736	—
HUF	124,770,355	USD	445,322	JPM	08/01/16	—	6,815
IDR	116,240,000	USD	8,000	CIT	03/22/17	452	—
IDR	5,609,990,000	USD	401,000	CIT	03/22/17	6,894	—
IDR	4,687,840,000	USD	332,000	CIT	05/02/17	6,206	—
IDR	3,775,380,000	USD	267,000	HSB	05/09/17	4,944	—
IDR	4,155,075,000	USD	315,735	SCB	07/11/16	—	1,520
ILS	2,114,876	USD	546,000	BNP	07/18/16	2,103	—
ILS	2,556,059	USD	657,000	BNP	07/18/16	5,442	—
ILS	2,337,390	EUR	540,000	JPM	07/28/16	6,118	—
INR	45,474,240	USD	672,000	JPM	07/13/16	803	—
INR	78,048,810	USD	1,146,596	JPM	07/25/16	5,747	—
JPY	128,918,307	USD	1,254,239	CIT	07/06/16	—	5,781
KRW	528,402,000	USD	460,000	CIT	07/08/16	—	1,277
KRW	460,122,000	USD	390,000	CIT	07/29/16	9,366	—
KRW	311,327,300	USD	265,000	CIT	08/17/16	5,163	—
KZT	121,410,000	USD	355,000	HSB	07/29/16	—	438
KZT	129,930,000	USD	355,000	HSB	03/29/17	—	7,767
MXN	7,770,875	USD	415,000	CIT	07/25/16	9,254	—
MYR	1,255,158	USD	309,000	BNP	07/27/16	1,879	—
MYR	1,372,560	USD	344,000	CIT	07/27/16	—	4,043
MYR	1,229,937	USD	299,000	SCB	07/05/16	6,082	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (continued)

June 30, 2016 (unaudited)

Forward Currency Contracts open at June 30, 2016 (continued):

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
MYR	1,312,653	USD	319,000	SCB	07/29/16	$6,076	$—
PHP	32,383,890	USD	693,000	HSB	07/25/16	—	5,378
PHP	28,274,240	USD	596,000	HSB	08/04/16	4,101	—
PLN	39,595	USD	10,000	JPM	07/18/16	33	—
RON	1,379,339	EUR	304,000	JPM	07/13/16	968	—
RON	2,985,951	EUR	662,000	JPM	07/13/16	—	2,246
RUB	10,240,770	USD	158,000	CIT	07/01/16	2,147	—
RUB	47,545,553	USD	705,000	CIT	07/01/16	38,524	—
RUB	23,860,200	USD	364,000	CIT	07/27/16	6,964	—
RUB	46,226,325	USD	710,000	CIT	07/27/16	8,700	—
THB	6,552,700	USD	185,000	CIT	09/12/16	1,254	—
THB	12,198,240	USD	344,000	CIT	09/12/16	2,722	—
THB	13,618,140	USD	386,539	CIT	09/12/16	543	—
THB	25,521,310	USD	718,000	SCB	09/12/16	7,416	—
TRY	3,377,584	USD	1,138,000	CIT	07/01/16	36,199	—
TRY	816,034	USD	278,000	JPM	07/01/16	5,690	—
TRY	4,082,704	USD	1,387,000	JPM	08/29/16	12,974	—
UGX	1,324,800,000	USD	389,647	BRC	07/07/16	—	668
UGX	1,324,800,000	USD	377,974	BRC	09/07/16	1,437	—
UGX	683,178,000	USD	186,000	CIT	12/23/16	2,351	—
UGX	650,480,000	USD	188,000	JPM	07/25/16	1,597	—
UGX	1,819,184,000	USD	536,000	JPM	07/25/16	—	5,758
USD	251,493	ARS	248,935	BNP	07/06/16	2,557	—
USD	348,471	EGP	336,543	BNP	02/24/17	11,929	—
USD	388,504	UGX	388,979	BRC	07/07/16	—	474
USD	893,695	RUB	903,670	CIT	07/01/16	—	9,975
USD	942,729	DOP	937,273	CIT	07/01/16	5,456	—
USD	308,371	MYR	305,082	CIT	07/05/16	3,289	—
USD	368,219	JPY	396,394	CIT	07/06/16	—	28,175
USD	387,000	JPY	416,445	CIT	07/06/16	—	29,445
USD	426,000	JPY	435,619	CIT	07/06/16	—	9,619
USD	905,000	MXN	922,907	CIT	07/25/16	—	17,907
USD	533,607	THB	532,976	CIT	09/12/16	631	—
USD	351,000	BRL	458,157	CIT	09/21/16	—	107,157
USD	1,258,389	JPY	1,252,557	CIT	10/06/16	5,832	—
USD	280,229	EGP	267,476	CIT	11/30/16	12,753	—
USD	167,000	PHP	163,505	HSB	07/25/16	3,495	—
USD	354,000	EGP	341,140	HSB	11/30/16	12,860	—
USD	1,444,069	TRY	1,457,889	JPM	07/01/16	—	13,821
USD	1,217,000	PLN	1,221,925	JPM	07/18/16	—	4,925
USD	404,000	PHP	406,784	JPM	07/25/16	—	2,784
USD	774,000	MXN	784,455	JPM	07/25/16	—	10,455
USD	978,000	HUF	992,749	JPM	08/01/16	—	14,749
USD	2,212,236	ZAR	2,234,700	JPM	08/22/16	—	22,464
USD	901,799	EUR	904,395	JPM	09/01/16	—	2,596
USD	505,880	RON	492,397	JPM	04/13/17	13,483	—
USD	687,663	COP	689,655	SCB	07/06/16	—	1,992
USD	313,000	IDR	314,216	SCB	07/11/16	—	1,216
USD	365,000	CNY	361,531	SCB	07/13/16	3,469	—

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Portfolio of Investments (concluded)

June 30, 2016 (unaudited)

Forward Currency Contracts open at June 30, 2016 (concluded):

Currency Purchased	Quantity	Currency Sold	Quantity	Counterparty	Settlement Date	Unrealized Appreciation	Unrealized Depreciation
USD	470,000	CNY	468,680	SCB	07/13/16	$1,320	$—
USD	447,000	IDR	443,803	SCB	08/11/16	3,197	—
USD	869,000	BRL	1,176,676	UBS	01/20/17	—	307,676
UYU	7,572,540	USD	244,000	HSB	07/14/16	2,807	—
UYU	14,584,500	USD	452,626	HSB	07/14/16	22,718	—
UYU	9,212,000	USD	280,000	JPM	07/21/16	19,353	—
UYU	8,637,460	USD	278,000	JPM	07/27/16	1,973	—
UYU	6,937,880	USD	214,000	JPM	08/15/16	9,327	—
ZAR	17,793,546	USD	1,168,000	CIT	10/03/16	18,406	—
Total gross unrealized appreciation/depreciation on Forward Currency Contracts						$507,855	$731,412

Currency Abbreviations:						Counterparty Abbreviations:
ARS	— Argentinian Peso	IDR	— Indonesian Rupiah	PLN	— Polish Zloty	BNP	— BNP Paribas SA
BRL	— Brazilian Real	ILS	— Israeli Shekel	RON	— New Romanian Leu	BRC	— Barclays Bank PLC
CLP	— Chilean Peso	INR	— Indian Rupee	RUB	— Russian Ruble	CIT	— Citibank NA
CNY	— Chinese Renminbi	JPY	— Japanese Yen	THB	— Thai Baht	HSB	— HSBC Bank USA NA
COP	— Colombian Peso	KRW	— South Korean Won	TRY	— New Turkish Lira	JPM	— JPMorgan Chase Bank NA
DOP	— Dominican Republic Peso	KZT	— Kazakhstan Tenge	UGX	— Ugandan Shilling	SCB	— Standard Chartered Bank
EGP	— Egyptian Pound	MXN	— Mexican New Peso	USD	— United States Dollar	UBS	— UBS AG
EUR	— Euro	MYR	— Malaysian Ringgit	UYU	— Uruguayan Peso
HUF	— Hungarian Forint	PHP	— Philippine Peso	ZAR	— South African Rand

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Portfolio of Investments

June 30, 2016 (unaudited)

(a)	Security valued using Level 2 inputs, based on reference to a similar security which was trading on an active market, under GAAP hierarchy – see Note 10.
(b)	Principal amount denominated in respective country’s currency.
(c)	For federal income tax purposes, the aggregate cost was $90,915,087, aggregate gross unrealized appreciation was $2,810,762, aggregate gross unrealized depreciation was $9,401,246 and the net unrealized depreciation was $6,590,484.
(d)	The Fund, at all times, maintains portfolio securities in sufficient amount to cover its obligations related to investments in forward currency contracts.

Security Abbreviations:

ADR	— American Depositary Receipt
NTN-B	— Brazil Sovereign “Nota do Tesouro Nacional” Series B
NVDR	— Non-Voting Depository Receipt
PJSC	— Public Joint Stock Company
REIT	— Real Estate Investment Trust

Portfolio holdings by industry* (as a percentage of net assets):

Banks	13.3%
Beverages	0.8
Capital Markets	3.1
Commercial Services & Suppliers	0.7
Communications Equipment	3.9
Containers & Packaging	1.9
Diversified Telecommunication Services	7.2
Electrical Equipment	3.1
Electronic Equipment, Instruments & Components	1.1
Energy Equipment & Services	0.5
Gas Utilities	1.0
Health Care Providers & Services	1.5
Hotels, Restaurants & Leisure	1.0
Household Products	3.0
Independent Power and Renewable Electricity Producers	2.7
Insurance	4.2
Machinery	1.0
Media	5.2
Metals & Mining	0.8
Multi-Utilities	1.1
Oil, Gas & Consumable Fuels	7.1
Personal Products	1.0
Pharmaceuticals	4.4
Professional Services	0.6
Real Estate Investment Trusts (REITs)	8.4
Real Estate Management & Development	0.9
Semiconductors & Semiconductor Equipment	7.5
Technology Hardware, Storage & Peripherals	0.8
Textiles, Apparel & Luxury Goods	0.9
Thrifts & Mortgage Finance	1.1%
Wireless Telecommunication Services	4.1
Subtotal	93.9
Foreign Government Obligations	16.6
Short-Term Investment	2.0
Total Investments	112.5%
*	Industry classifications may be different than those used for compliance monitoring purposes.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Assets and Liabilities

June 30, 2016 (unaudited)

ASSETS
Investments in securities, at fair value (cost $90,915,087)	$84,324,603
Foreign currency, at fair value (cost $234,542)	242,734
Receivables for:
Investments sold	1,681,432
Dividends and interest	1,017,128
Gross unrealized appreciation on forward currency contracts	507,855
Total assets	87,773,752

LIABILITIES
Payables for:
Management fees	70,877
Investments purchased	705,511
Line of credit outstanding	11,236,000
Gross unrealized depreciation on forward currency contracts	731,412
Other accrued expenses and payables	73,128
Total liabilities	12,816,928
Net assets	$74,956,824

NET ASSETS
Paid in capital (Note 2(f))	$114,376,117
Undistributed (distributions in excess of) net investment income (loss) (Note 2(f))	45,613
Accumulated net realized gain (loss)	(32,659,866)
Net unrealized appreciation (depreciation) on:
Investments	(6,591,942)
Foreign currency translations and forward currency contracts	(213,098)
Net assets	$74,956,824

Shares of common stock outstanding*	6,880,183
Net asset value per share	$10.89
Market value per share	$9.03

* $0.001 par value, 500,000,000 shares authorized for the Fund.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Operations

For the Six Months Ended June 30, 2016 (unaudited)

INVESTMENT INCOME (LOSS)

Income:
Dividends (net of foreign withholding taxes of $214,800)	$2,437,839
Interest (net of foreign withholding taxes of $10,937)	309,335
Total investment income	2,747,174

Expenses:
Management fees (Note 3)	404,128
Professional services	77,531
Custodian fees	41,993
Administration fees	28,365
Shareholders’ reports	27,734
Shareholders’ services	21,468
Shareholders’ meeting	10,876
Directors’ fees and expenses	3,861
Other	30,917
Total expenses before interest expense	646,873
Interest expense	46,723
Total expenses	693,596
Net investment income (loss)	2,053,578

NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS, FOREIGN CURRENCY TRANSACTIONS AND FORWARD CURRENCY CONTRACTS
Net realized gain (loss) on:
Investments	(9,730,007)
Foreign currency transactions and forward currency contracts	(135,427)
Total net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(9,865,434)
Net change in unrealized appreciation (depreciation) on:
Investments (includes net change in unrealized appreciation (depreciation) of foreign capital gains taxes of $1,458)	11,854,809
Foreign currency translations and forward currency contracts	443,039
Total net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	12,297,848
Net realized and unrealized gain (loss) on investments, foreign currency transactions and forward currency contracts	2,432,414
Net increase (decrease) in net assets resulting from operations	$4,485,992

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statements of Changes in Net Assets

	Six Months Ended
	June 30, 2016	Year Ended
	(unaudited)	December 31, 2015
INCREASE (DECREASE) IN NET ASSETS

Operations:
Net investment income (loss)	$2,053,578	$3,524,658
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	(9,865,434)	(8,341,724)
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	12,297,848	(13,151,002)
Net increase (decrease) in net assets resulting from operations	4,485,992	(17,968,068)

Distributions to Stockholders (Note 2(f)):
From net investment income	(1,626,132)	(970,809)
Return of capital	(742,165)	(5,344,374)
Net increase (decrease) in net assets resulting from distributions	(2,368,297)	(6,315,183)
Total increase (decrease) in net assets	2,117,695	(24,283,251)
Net assets at beginning of period	72,839,129	97,122,380
Net assets at end of period*	$74,956,824	$72,839,129
*Includes undistributed (distributions in excess of) net investment income (loss) of (Note 2(f))	$45,613	$(381,833)

Transactions in Capital Shares:
Common shares outstanding at beginning of period	6,880,183	6,880,183
Common shares outstanding at end of period	6,880,183	6,880,183

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Statement of Cash Flows

For the Six Months Ended June 30, 2016 (unaudited)

INCREASE (DECREASE) IN CASH AND FOREIGN CURRENCY

Cash flows from operating activities:
Net increase (decrease) in net assets resulting from operations	$4,485,992
Adjustments to reconcile net increase (decrease) in net assets resulting from operations to net cash provided by (used in) operating activities:
Increase (Decrease) in dividends and interest receivable	(622,473)
Accretion of bond discount and amortization of bond premium	(15,484)
Inflation index adjustment	(8,494)
Increase (Decrease) in other accrued expenses and payables	(84,477)
Net realized gain (loss) on investments, foreign currency transactions and forward currency contracts	9,865,434
Net change in unrealized appreciation (depreciation) on investments, foreign currency translations and forward currency contracts	(12,297,848)
Purchases of long-term investments	(30,898,126)
Proceeds from disposition of long-term investments	27,781,310
Proceeds from disposition of short-term investments, net	1,651,346
Net cash provided by (used in) operating activities	(142,820)

Cash flows from financing activities:
Cash distributions paid (Note 2(f))	(2,368,297)
Gross drawdowns in line of credit balance	6,667,000
Gross paydowns in line of credit balance	(4,000,000)
Net cash provided by (used in) financing activities	298,703

Effect of exchange rate changes on cash	(112,723)
Net increase (decrease) in cash and foreign currency	43,160

Cash and foreign currency:
Beginning balance	199,574
Ending balance	$242,734

Supplemental disclosure of cash flow information:
Cash paid during the period for interest	$(50,413)

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Financial Highlights

Selected data for a share of common stock outstanding throughout each period

	Six Months
	Ended	Year Ended
	6/30/16†	12/31/15	12/31/14	12/31/13	12/31/12	12/31/11
Net asset value, beginning of period	$10.59	$14.12	$15.91	$14.44	$12.25	$13.90
Income (loss) from investment operations:
Net investment income (loss)	0.30	0.51	0.85	0.59	0.55	0.63
Net realized and unrealized gain (loss)	0.34	(3.12)	(1.61)	1.82	2.44	(1.38)
Total from investment operations	0.64	(2.61)	(0.76)	2.41	2.99	(0.75)
Less distributions from (Note 2(f)):
Net investment income	(0.23)	(0.14)	(1.03)	(0.94)	(0.80)	(0.90)
Return of capital	(0.11)	(0.78)	—	—	—	—
Total distributions	(0.34)	(0.92)	(1.03)	(0.94)	(0.80)	(0.90)
Net asset value, end of period	$10.89	$10.59	$14.12	$15.91	$14.44	$12.25
Market value, end of period	$9.03	$9.11	$13.10	$14.49	$12.55	$10.83

Total Return based upon (a):
Net asset value	6.30%	–19.39%	–5.14%	17.33%	25.18%	–5.67%
Market value	3.13%	–24.45%	–2.91%	23.59%	23.99%	–9.17%

Ratios and Supplemental Data:
Net assets, end of period (in thousands)	$74,957	$72,839	$97,122	$109,452	$99,369	$84,289
Ratios to average net assets (b):
Total expenses	1.93%	1.90%	1.75%	1.91%	1.93%	2.06%
Net investment income (loss)	5.73%	3.97%	5.50%	3.92%	4.15%	4.67%
Portfolio turnover rate	37%	76%	71%	61%	77%	91%
Asset coverage per $1,000 of loan outstanding (c)	$7,671	$9,500	$11,366	$8,749	$9,901	$6,125
Bank borrowing outstanding (in thousands)	$11,236	$8,569	$9,369	$14,634	$11,164	$16,446

†	Unaudited.
(a)	Total return based on per share market price assumes the purchase of common shares at the closing market price on the business day immediately preceding the first day, and sales of common shares at the closing market price on the last day, of each period indicated; dividends and distributions are assumed to be reinvested in accordance with the Fund’s Dividend Reinvestment Plan. The total return based on net asset value, or NAV, assumes the purchase of common shares at the “net asset value, beginning of period” and sales of common shares at the “net asset value, end of period”, for each of the periods indicated; distributions are assumed to be reinvested at NAV. Past performance is not indicative, or a guarantee, of future results; the investment return, market price and net asset value of the Fund will fluctuate, so that an investor’s shares in the Fund, when sold, may be worth more or less than their original cost. The returns do not reflect the deduction of taxes that a stockholder would pay on the Fund’s distributions or on the sale of Fund shares. Return for a period of less than one year is not annualized.
(b)	Annualized for a period of less than one year.
(c)	Calculated as the sum of the Fund’s Net Assets and Line of Credit outstanding, as both figures are shown on the Fund’s Statement of Assets and Liabilities, then dividing that sum by the Line of Credit outstanding and multiplying the result by 1,000.

The accompanying notes are an integral part of these financial statements.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements

June 30, 2016 (unaudited)

1. Organization

Lazard World Dividend & Income Fund, Inc. (the “Fund”) was incorporated in Maryland on April 6, 2005 and is registered under the 1940 Act, as a diversified, closed-end management investment company. The Fund trades on the NYSE under the ticker symbol LOR and commenced operations on June 28, 2005. The Fund’s investment objective is total return through a combination of dividends, income and capital appreciation.

2. Significant Accounting Policies

The accompanying financial statements are presented in conformity with GAAP. The Fund is an investment company and therefore applies specialized accounting guidance in Accounting Standards Codification Topic 946. The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of the financial statements:

(a) Valuation of Investments—Market values for securities listed on the NYSE, NASDAQ national market or other US or foreign exchanges or markets are generally based on the last reported sales price on the exchange or market on which the security is principally traded on each valuation date; securities not traded on the valuation date are valued at the most recent quoted bid price. The Fund values NASDAQ-traded securities at the NASDAQ Official Closing Price, which may not be the last reported sales price in certain instances. Forward currency contracts generally are valued using quotations from an independent pricing service. Investments in money market funds are valued at the fund’s net asset value (“NAV”) per share.

Bonds and other fixed-income securities that are not exchange-traded are valued on the basis of prices provided by independent pricing services which are based on, among other things, trading in securities with similar characteristics, brokers’ quotations and/or a matrix system which considers such factors as other security prices, yields and maturities.

The Valuation Committee of the Investment Manager, which meets periodically under the direction of the Board of Directors (the “Board”), may evaluate a variety of factors to determine the fair value of securities for which market quotations are determined not to be readily available or reliable. These factors include, but are not limited to, the type of security, the value of comparable securities, observations from financial institutions and relevant news events. Input from the Investment Manager’s portfolio managers/analysts also will be considered.

If a significant event materially affecting the value of securities occurs between the close of the exchange or market on which the security is principally traded and the time when the Fund’s NAV is calculated, or when current market quotations otherwise are determined not to be readily available or reliable (including restricted or other illiquid securities such as certain derivative instruments), such securities will be valued at their fair value as determined by, or in accordance with procedures approved by, the Board. The fair value of non-US securities may be determined with the assistance of an independent pricing service using correlations between the movement of prices of such securities and indices of US securities and other appropriate indicators, such as closing market prices of relevant ADRs or futures contracts. Non-US securities may trade on days when the Fund is not open for business, thus affecting the value of the Fund’s assets on days when Fund stockholders may not be able to buy or sell Fund shares.

The effect of using fair value pricing is that the NAV of the Fund will reflect the affected securities’ values as determined in the judgment of the Board or its designee instead of being determined by the market. Using a fair value pricing methodology to price securities may result in a value that is different from the most recent closing price of a security and from the prices used by other investment companies to calculate their portfolios’ NAVs.

(b) Portfolio Securities Transactions and Investment Income—Portfolio securities transactions are accounted for on trade date. Realized gain (loss) on sales of investments are recorded on a specific identification basis. Dividend income is recorded on the ex-dividend date except for certain dividends from non-US securities where the dividend rate is not available. In such cases, the dividend is recorded as soon as the information is received by the Fund. Interest income is accrued daily. The Fund amortizes premiums and accretes discounts on fixed-income securities using the effective yield method.

The Fund may be subject to taxes imposed by non-US countries in which it invests. Such taxes are generally based upon income earned or capital gains (realized or unrealized). The Fund accrues and applies such taxes to net investment income, net realized gains and net unrealized gains concurrent with the recognition of income earned or capital gains (realized and unrealized) from the applicable portfolio securities.

As a result of several court cases in certain countries across the European Union, the Fund has filed additional tax reclaims for previously withheld taxes on dividends earned in those countries. These additional filings are subject to various administrative proceedings by the local jurisdic-

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

tions’ tax authorities within the European Union, as well as a number of related judicial proceedings. Uncertainty exists as to the ultimate resolution of these proceedings, the likelihood of receipt of these claims, and the potential timing of payment, and accordingly no amounts are reflected in the financial statements. Such amounts, if and when recorded, could result in an increase in the Fund’s NAV per share.

(c) Leveraging—The Fund uses leverage to invest Fund assets in currency investments, primarily using forward currency contracts and by borrowing under a credit facility with State Street Bank and Trust Company (“State Street”), up to a maximum of 33⅓% of the Fund’s total leveraged assets. If the assets of the Fund decline due to market conditions such that this 33⅓% threshold will be exceeded, leverage risk will increase.

If the Fund is able to realize a higher return on the leveraged portion of its investment portfolio than the cost of such leverage together with other related expenses, the effect of the leverage will be to cause the Fund to realize a higher net return than if the Fund were not so leveraged. There is no assurance that any leveraging strategy the Fund employs will be successful.

Using leverage is a speculative investment technique and involves certain risks. These include higher volatility of NAV, the likelihood of more volatility in the market value of the Fund’s common stocks and, with respect to borrowings, the possibility either that the Fund’s return will fall if the interest rate on any borrowings rises, or that income will fluctuate because the interest rate of borrowings varies.

If the market value of the Fund’s leveraged currency investments declines, the leverage will result in a greater decrease in NAV, or less of an increase in NAV, than if the Fund were not leveraged. To the extent that the Fund is required or elects to prepay any borrowings, the Fund may need to liquidate investments to fund such prepayments. Liquidation at times of adverse economic conditions may result in capital losses and may reduce returns.

(d) Foreign Currency Translation and Forward Currency Contracts—The accounting records of the Fund are maintained in US dollars. Portfolio securities and other assets and liabilities denominated in a foreign currency are translated daily into US dollars at the prevailing rates of exchange. Purchases and sales of securities, income receipts and expense payments are translated into US dollars at the prevailing exchange rates on the respective transaction dates.

The Fund does not isolate the portion of operations resulting from changes in foreign exchange rates on investments from the fluctuations arising from changes in their market prices. Such fluctuations are included in net realized and unrealized gain (loss) on investments. Net realized gain (loss) on foreign currency transactions and forward currency contracts represents net foreign currency gain (loss) from forward currency contracts, disposition of foreign currencies, currency gain (loss) realized between the trade and settlement dates on securities transactions, and the difference between the amount of dividends, interest and foreign withholding taxes recorded on the Fund’s accounting records and the US dollar equivalent amounts actually received or paid. Net change in unrealized appreciation (depreciation) on foreign currency translations reflects the impact of changes in exchange rates on the value of assets and liabilities, other than investments in securities, during the period.

A forward currency contract is an agreement between two parties to buy or sell currency at a set price on a future date. Upon entering into these contracts, risks may arise from the potential inability of counterparties to meet the terms of their contracts and from unanticipated movements in the value of the foreign currency relative to the US dollar.

The US dollar value of forward currency contracts is determined using quotations provided by an independent pricing service. Daily fluctuations in the value of such contracts are recorded as unrealized appreciation (depreciation) on forward currency contracts. When the contract is closed, the Fund records a realized gain (loss) equal to the difference between the value at the time it was opened and the value at the time it was closed.

(e) Federal Income Taxes—The Fund’s policy is to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code (the “Code”) and to distribute all of its taxable income, including any net realized capital gains, to stockholders. Therefore, no federal income tax provision is required.

The Regulated Investment Company Modernization Act of 2010 (the “RIC Modernization Act”) includes numerous provisions that generally became effective for taxable years beginning after December 22, 2010. Among the provisions, net capital losses may be carried forward indefinitely, and their character is retained as short-term or long-term. Previously, net capital losses were carried forward for eight years and treated as short-term losses. The RIC Modernization Act also requires that post-enactment net capital losses be used before pre-enactment net capital losses. As a result, pre-enactment capital loss carryforwards may expire unused.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

At December 31, 2015, the Fund had unused realized capital loss carryovers which, for federal income tax purposes, could be used to offset future realized capital gains as follows:

Amount	Expiring Year
$15,686,495	2017

Short-Term*	Long-Term*
$4,052,719	$3,061,803

* Non-expiring

Under current tax law, certain late year losses, as defined by the Code, within the taxable year may be deferred and treated as occurring on the first day of the following tax year. For the tax year ended December 31, 2015, the Fund elected to defer such losses as follows:

Late Year
Post October Capital	Ordinary Loss
Loss Deferral	Deferral
$ —	$251,254

Management has analyzed the Fund’s tax positions, and has concluded that no liability for unrecognized tax benefits should be recorded related to uncertain tax positions taken on returns filed for open tax years (2012-2014), or expected to be taken in the Fund’s 2015 tax returns.

(f) Dividends and Distributions—The Fund intends to declare and to pay dividends monthly from net investment income. Distributions to stockholders are recorded on the ex-dividend date. During any particular year, net realized gains from investment transactions in excess of available capital loss carryforwards would be taxable to the Fund, if not distributed. The Fund intends to declare and distribute these amounts, at least annually, to stockholders; however, to avoid taxation, a second distribution may be required.

Income and capital gains distributions are determined in accordance with federal income tax regulations which may differ from GAAP. These book/tax differences, which may result in distribution reclassifications, are primarily due to differing treatments of foreign currency and fixed-income transactions, wash sales, and distributions from real estate investment trusts and partnerships. The book/tax differences relating to stockholder distributions may result in reclassifications among certain capital accounts.

The Fund has implemented a level distribution policy to seek to maintain a stable monthly distribution, subject to oversight of the Fund’s Board. Under the Fund’s level distribution policy, the Fund intends to make regular monthly distributions at a fixed rate per share. If for any monthly distribution, net investment income and net realized short-term capital gain were less than the amount of the distribution, the difference would generally be distributed from the Fund’s assets. In addition, in order to make such distributions, the Fund might have to sell a portion of its investment portfolio at a time when independent investment judgment might not dictate such actions.

In July 2010, the Investment Manager, on behalf of itself and the Fund, received an exemptive order from the Securities and Exchange Commission (the “SEC”) facilitating the implementation of a distribution policy that may include multiple long-term capital gains distributions (“Managed Distribution Policy”). As a result, the Fund may, subject to the determination of its Board, implement a Managed Distribution Policy.

Concurrent with the monthly distributions paid from January 2016 through June 2016, the Fund issued notices pursuant to Section 19(a) of the 1940 Act (the “Section 19(a) Notices”) each stating that the Fund had currently estimated that it had distributed more than its net investment income and realized capital gains. Based on these estimates, it is possible that some or all of the amounts distributed may represent a return of capital. The Section 19(a) Notices may also be viewed at www.LazardNet.com.

The actual amounts and sources of distributions shown on the Section 19(a) Notices are only estimates and are not provided for tax reporting purposes. The actual amounts and sources of the cumulative distributions for tax reporting purposes will depend upon the Fund’s investment experience during the year and may be subject to changes based on tax regulations. The Fund will send stockholders a Form 1099-DIV for the calendar year explaining how to report these distributions for federal income tax purposes.

(g) Estimates—The preparation of financial statements in conformity with GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of increases and decreases in net assets resulting from operations during the reporting period. Actual results could differ from those estimates.

(h) Net Asset Value—NAV per share for the Fund is determined each day the NYSE is open for trading as of the close of regular trading on the NYSE (generally 4:00 p.m. Eastern time). The Fund will not treat an intraday unscheduled disruption in NYSE trading as a closure of the NYSE, and will price its shares as of 4:00 p.m., if the particular disruption directly affects only the NYSE. NAV per share is determined by dividing the value of the total assets of the Fund, less all liabilities, by the total number of Fund shares outstanding.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

3. Investment Management Agreement

The Fund has entered into a management agreement (the “Management Agreement”) with the Investment Manager. Pursuant to the Management Agreement, the Investment Manager regularly provides the Fund with investment research, advice and supervision and furnishes continuously an investment program for the Fund consistent with its investment objective and policies, including the purchase, retention and disposition of securities.

The Fund has agreed to pay the Investment Manager an annual investment management fee of 0.90% of the Fund’s average daily “Total Leveraged Assets” (the Fund’s total assets including Financial Leverage (defined below)) for the services and facilities provided by the Investment Manager, payable on a monthly basis. For the period ended June 30, 2016, the effective management fee, as a percentage of the Fund’s average net assets, was 1.13%.

The fee paid to the Investment Manager will be higher when the Investment Manager uses Currency Commitments (defined below) and Borrowings (defined below) (“Financial Leverage”) to make Currency Investments (defined below), rather than by reducing the percentage of “Net Assets” (the Fund’s assets without taking into account Financial Leverage) invested in World Equity Investments for the purposes of making Currency Investments. “World Equity Investments” refers to investments consisting primarily of securities held by other portfolios managed by the Investment Manager. “Currency Investments” refers to investments in the Fund’s emerging income strategy, consisting of emerging market currencies (primarily by entering into forward currency contracts), or instruments whose value is derived from the performance of an underlying emerging market currency, but also may invest in debt obligations, including government, government agency and corporate obligations and structured notes denominated in emerging market currencies. “Currency Commitments” are the aggregate financial exposures created by forward currency contracts in excess of that represented in the Fund’s Net Assets, and “Borrowings” refers to the borrowings under the Fund’s credit facility. Assuming Financial Leverage in the amount of 33⅓% of the Fund’s Total Leveraged Assets, the annual fee payable to the Investment Manager would be 1.35% of Net Assets (i.e., not including amounts attributable to Financial Leverage).

The following is an example of this calculation of the Investment Manager’s fee, using very simple illustrations. If the Fund had assets of $1,000, it could invest $1,000 in World Equity Investments and enter into $500 in forward currency contracts (because the Fund would not have to pay money at the time it enters into the currency contracts).

Similarly, the Fund could invest $1,000 in World Equity Investments, borrow $500 and invest the $500 in foreign currency denominated bonds. In either case, the Investment Manager’s fee would be calculated based on $1,500 of assets, because the fee is calculated based on Total Leveraged Assets (Net Assets plus Financial Leverage). In our example, the Financial Leverage is in the form of either the forward currency contracts (Currency Commitments) or investments from Borrowings. The amount of the Financial Leverage outstanding, and therefore the amount of Total Leveraged Assets on which the Investment Manager’s fee is based, fluctuates daily based on changes in value of the Fund’s portfolio holdings, including changes in value of the currency involved in the forward currency contracts and foreign currency denominated bonds acquired with the proceeds of Borrowings. However, the Investment Manager’s fee will be the same regardless of whether Currency Investments are made with Currency Commitments or with Borrowings (without taking into account the cost of Borrowings).

This method of calculating the Investment Manager’s fee is different than the way closed-end investment companies typically calculate management fees. Traditionally, closed-end investment companies calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments). The Investment Manager’s fee is different because the Fund’s leverage strategy is different than the leverage strategy employed by many other closed-end investment companies. Although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments, rather than relying exclusively on borrowing money and/or issuing preferred stock, as is the strategy employed by most closed-end investment companies. The Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts). Using the example above, where the Fund has assets of $1,000 and invests $1,000 in World Equity Investments and $500 in forward currency contracts, the following table illustrates how the Investment Manager’s fee would be different if it did not earn management fees on these types of Currency Investments. A discussion of the most recent review and approval by the Fund’s Board of the Management Agreement (including the method of calculating the Investment Manager’s fee) is included under “Other Information—Board Consideration of Management Agreement”.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

Beginning assets of $1,000	Fund’s management fee based on Total Leveraged Assets (includes Currency Commitments)	Typical management fee formula, calculated excluding Currency Commitments
World Equity Investments (Net Assets)	$1,000	$1,000
Currency Commitments	$500	$500
Assets used to calculate management fee	$1,500	$1,000
Management fee (0.90%)	$13.50	$9.00

Investment Manager Fee Conflict Risk—The fee paid to the Investment Manager for investent management services will be higher when the Fund uses Financial Leverage, whether through forward currency contracts or Borrowings, because the fee paid will be calculated on the basis of the Fund’s assets including this Financial Leverage. Consequently, the Investment Manager may have a financial interest for the Fund to utilize such Financial Leverage, which may create a conflict of interest between the Investment Manager and the stockholders of the Fund.

The Fund has implemented procedures to monitor this potential conflict.

4. Administration Agreement

The Fund has entered into an administration agreement with State Street to provide certain administrative services. The Fund bears the cost of such services at a fixed annual rate of $42,500, plus 0.02% of average daily net assets up to $1 billion and 0.01% of average daily net assets over $1 billion.

5. Directors’ Compensation

Certain Directors of the Fund are officers of the Investment Manager. Each Director who is not an affiliated person of the Investment Manager or any of its affiliates is paid by the Fund, The Lazard Funds, Inc., Lazard Retirement Series, Inc. and Lazard Global Total Return and Income Fund, Inc. (collectively with the Fund, the “Lazard Fund Complex”), each a registered management investment company advised by the Investment Manager: (1) an annual retainer of $190,000, (2) an additional annual fee of $20,000 to the lead Independent Director (an “Independent Director” is a Director who is not an “interested person” (as defined in the 1940 Act) of the Fund), and (3) an additional annual fee of $10,000 to the Audit Committee Chair. The Independent Directors may be paid additional compensation for participation on ad hoc committees or other work performed on behalf of the Board. The Independent Directors also are reimbursed for travel and other out-of-pocket expenses for attending Board and committee meetings. The Directors do not receive benefits from the Fund pursuant to any pension, retirement or similar arrangement. Independent Directors’ fees are allocated among the portfolios in the Lazard Fund Complex at a rate of $5,000 per portfolio with the remainder allocated based upon each portfolio’s proportionate share of combined net assets. The Statement of Operations shows the Independent Directors’ fees and expenses paid by the Fund.

6. Securities Transactions and Transactions with Affiliates

Purchases and sales of portfolio securities (excluding short-term investments) for the period ended June 30, 2016 were $31,603,637 and $29,464,200, respectively.

For the period ended June 30, 2016, the Fund did not engage in any cross-trades in accordance with Rule 17a-7 under the 1940 Act, and no brokerage commissions were paid to affiliates of the Investment Manager or other affiliates of the Fund for portfolio transactions executed on behalf of the Fund.

7. Line of Credit

The Fund has a $20 million Line of Credit Agreement (the “Agreement”) with State Street primarily to borrow to invest Fund assets in Currency Investments. The Fund may borrow the lesser of $20 million or 33⅓% of its Total Leveraged Assets. Interest on borrowings was payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.85%, on an annualized basis. Under the Agreement, the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 50% of the committed line amount), payable quarterly in arrears. During the period ended June 30, 2016, the Fund had borrowings under the Agreement as follows:

Average Daily	Maximum Daily	Weighted Average
Loan Balance*	Loan Outstanding	Interest Rate
$8,088,330	$11,236,000	1.24%

* For the 182 days borrowings were outstanding.

Effective July 27, 2016, the Agreement has been amended whereby interest on borrowings is payable at the higher of the Federal Funds rate or the reserve adjusted LIBOR rate plus 0.95%, on an annualized basis. The terms of the Agreement have also been amended whereby the Fund has agreed to pay a 0.15% per annum fee on the unused portion of the commitment (0.25% per annum if the unused portion is equal to or exceeds 25% of the committed line amount), payable quarterly in arrears.

Management believes that the fair value of the liabilities under the line of credit is equivalent to the recorded amount based on its short term maturity and interest rate,

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

which fluctuates with LIBOR. The line of credit outstanding as of June 30, 2016 is categorized as Level 2 (see Note 10).

8. Investment Risks

(a) Non-US Securities Risk—The Fund invests in securities of foreign entities and in instruments denominated in foreign currencies which involve risks not typically associated with investments in US securities. The Fund’s performance will be influenced by political, social and economic factors affecting the non-US countries and companies in which the Fund invests. Non-US securities carry special risks, such as less developed or less efficient trading markets, political instability, a lack of company information, differing auditing and legal standards, and, potentially, less liquidity. In addition, investments denominated in currencies other than US dollars may experience a decline in value, in US dollar terms, due solely to fluctuations in currency exchange rates. The Fund’s investments could be adversely affected by delays in, or a refusal to grant, repatriation of funds or conversion of emerging market currencies. Emerging market countries can generally have economic structures that are less diverse and mature, and political systems that are less stable, than those of developed countries. The economies of countries with emerging markets may be based predominantly on only a few industries, may be highly vulnerable to changes in local or global trade conditions, and may suffer from extreme debt burdens or volatile inflation rates. The securities markets of emerging market countries have historically been extremely volatile. These market conditions may continue or worsen. Significant devaluation of emerging market currencies against the US dollar may occur subsequent to acquisition of investments denominated in emerging market currencies. Investments in these countries may be subject to political, economic, legal, market and currency risks. The risks may include less protection of property rights and uncertain political and economic policies, the imposition of capital controls and/or foreign investment limitations by a country, nationalization of businesses and the imposition of sanctions by other countries, such as the US.

(b) Fixed-Income and Debt Securities Risk—The market value of a debt security may decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the outlook for corporate earnings, changes in interest or currency rates or adverse investor sentiment generally. The debt securities market can be susceptible to increases in volatility and decreases in liquidity. Liquidity can decline unpredictably in response to overall economic conditions or credit tightening. Prices of bonds and other debt securities tend to move inversely with changes in interest rates. Interest rate risk is usually greater for fixed-income securities with longer maturities or durations. A rise in interest rates (or the expectation of a rise in interest rates) may result in periods of volatility, decreased liquidity and increased redemptions, and, as a result, the Fund may have to liquidate portfolio securities at disadvantageous prices. Risks associated with rising interest rates are heightened given that interest rates in the US and other countries are at or near historic lows.

The Fund’s investments in lower-rated, higher-yielding securities (“junk bonds”) are subject to greater credit risk than its higher rated investments. Credit risk is the risk that the issuer will not make interest or principal payments, or will not make payments on a timely basis. Non-investment grade securities tend to be more volatile, less liquid and are considered speculative. If there is a decline, or perceived decline, in the credit quality of a debt security (or any guarantor of payment on such security), the security’s value could fall, potentially lowering the Fund’s share price. The prices of non-investment grade securities, unlike investment grade debt securities, may fluctuate unpredictably and not necessarily inversely with changes in interest rates. The market for these securities may be less liquid and therefore these securities may be harder to value or sell at an acceptable price, especially during times of market volatility or decline.

Some debt securities may give the issuer the option to call, or redeem, the securities before their maturity, and, during a time of declining interest rates, the Fund may have to reinvest the proceeds in an investment offering a lower yield (and the Fund may not fully benefit from any increase in the value of its portfolio holdings as a result of declining interest rates).

9. Contractual Obligations

The Fund enters into contracts in the normal course of business that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

10. Fair Value Measurements

Fair value is defined as the price that the Fund would receive to sell an asset, or would pay to transfer a liability, in an orderly transaction between market participants at the date of measurement. The Fair Value Measurements and Disclosures provisions of GAAP also establish a framework for measuring fair value, and a three-level hierarchy for fair value measurement that is based upon the transparency of inputs to the valuation of an asset or liability. Inputs may be observable or unobservable and refer, broadly, to the assumptions that market participants would use in pricing the asset or liability. Observable inputs reflect the assump-

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

tions that market participants would use in pricing the asset or liability based on market data obtained from sources independent of the Fund. Unobservable inputs reflect the Fund’s own assumptions about the assumptions that market participants would use in pricing the asset or liability, developed based on the best information available in the circumstances. Each investment’s fair value measurement level within the fair value hierarchy is based on the lowest level of any input that is significant to the overall fair value measurement. The three-level hierarchy of inputs is summarized below:

•	Level 1—unadjusted quoted prices in active markets for identical investments
•	Level 2—other significant observable inputs (including unadjusted quoted prices for similar investments, interest rates, prepayment speeds, credit risk, etc.)

•	Level 3—significant unobservable inputs (including the Fund’s own assumptions in determining the fair value of investments)

Changes in valuation technique may result in transfer into or out of the current assigned level within the hierarchy.

The inputs or methodology used for valuing securities are not necessarily an indication of the risks associated with investing in these securities.

The following table summarizes the valuation of the Fund’s investments by each fair value hierarchy level as of June 30, 2016:

Description	Unadjusted Quoted Prices in Active Markets for Identical Investments (Level 1)	Significant Other Observable Inputs (Level 2)	Significant Unobservable Inputs (Level 3)	Balance as of June 30, 2016
Assets:
Common Stocks*
Australia	$—	$2,705,157	$—	$2,705,157
China	—	3,268,030	—	3,268,030
France	—	5,373,838	—	5,373,838
Hong Kong	—	1,486,094	—	1,486,094
India	—	813,954	—	813,954
Italy	—	1,397,820	—	1,397,820
Japan	—	1,175,322	—	1,175,322
Luxembourg	—	1,592,269	—	1,592,269
Netherlands	—	2,468,989	—	2,468,989
Norway	—	2,802,817	—	2,802,817
South Africa	—	1,093,180	—	1,093,180
Sweden	—	563,833	—	563,833
Taiwan	2,800,971	1,409,769	—	4,210,740
Thailand	—	1,908,591	—	1,908,591
United Kingdom	—	3,041,628	—	3,041,628
Other	36,462,149	—	—	36,462,149
Foreign Government Obligations*	—	12,456,260	—	12,456,260
Short-Term Investment	1,503,932	—	—	1,503,932
Other Financial Instruments**
Forward Currency Contracts	—	507,855	—	507,855
Total	$40,767,052	$44,065,406	$—	$84,832,458
Liabilities:
Other Financial Instruments**
Forward Currency Contracts	$—	$(731,412)	$—	$(731,412)

*	Please refer to Portfolio of Investments (page 8 through 12) and Notes to Portfolio of Investments (page 13) for portfolio holdings by country and industry.
**	Other financial instruments are derivative instruments which are valued at their respective unrealized appreciation (depreciation).

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (continued)

June 30, 2016 (unaudited)

The common stock to which footnote (a) in the Notes to Portfolio of Investments applies is included in Level 2 and was valued based on reference to a similar security which was trading on an active market.

In connection with the periodic implementation of fair value pricing procedures with respect to non-US securities (see Note 2(a)), certain equity securities (other than those securities described in footnote (a) in the Notes to Portfolio of Investments) can transfer from Level 1 to Level 2 as a result of fair value pricing procedure triggers being met and would revert to Level 1 when the fair value pricing procedure triggers are no longer met. Accordingly, a significant portion of the Fund’s investments are categorized as Level 2 investments. The Fund recognizes all transfers between levels as though they were transferred at the beginning of the reporting period. At June 30, 2016, securities valued at $1,017,705 were transferred from Level 2 to Level 1.

There were no other transfers into or out of Levels 1, 2 or 3 during the period ended June 30, 2016.

For further information regarding security characteristics see Portfolio of Investments.

11. Derivative Instruments

The Fund may use derivative instruments, including forward currency contracts, to gain exposure to the local currency and interest rates of emerging markets or to hedge certain types of currency exposure.

During the period ended June 30, 2016, the approximate average monthly notional exposure for derivative instruments was as follows:

Forward currency contracts	$42,800,000

The following table summarizes the fair value of derivative instruments on the Statement of Assets and Liabilities as of June 30, 2016:

Fair Value
Asset Derivatives
Foreign Exchange Risk:
Gross unrealized appreciation on forward currency contracts	$507,855

Liability Derivatives
Foreign Exchange Risk:
Gross unrealized depreciation on forward currency contracts	$731,412

The effect of derivative instruments on the Statement of Operations for the period ended June 30, 2016 was:

Amount
Realized Gain (Loss) on Derivatives
Foreign Exchange Risk:
Net realized gain (loss) on foreign currency transactions and forward currency contracts	$(134,921)

Net Change in Unrealized Appreciation (Depreciation) on Derivatives
Foreign Exchange Risk:
Net change in unrealized appreciation (depreciation) on foreign currency translations and forward currency contracts	$ 420,335

See Note 2(d) and the Portfolio of Investments for additional disclosures about derivative instruments.

As of June 30, 2016, the Fund holds derivative instruments that are eligible for offset in the Statement of Assets and Liabilities and are subject to master netting arrangements. A master netting arrangement is an agreement between two counterparties who have multiple contracts with each other that provides for the net settlement of all contracts, as well as any cash collateral, through a single payment in the event of default on, or termination of, any one contract.

Lazard World Dividend & Income Fund, Inc.

Notes to Financial Statements (concluded)

June 30, 2016 (unaudited)

The required information for the Fund is presented in the below table, as of June 30, 2016:

Net Amounts of
		Gross Amounts Offset	Assets Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Assets	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$507,855	$ —	$507,855

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Assets Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Received	Net Amounts
Barclays Bank PLC	$1,437	$(1,142)	$—	$295
BNP Paribas SA	27,731	(27,731)	—	—
Citibank NA	226,792	(226,792)	—	—
HSBC Bank USA NA	50,925	(33,911)	—	17,014
JPMorgan Chase Bank NA	118,449	(86,613)	—	31,836
Standard Chartered Bank	82,521	(6,511)	—	76,010
Total	$507,855	$(382,700)	$—	$125,155

Net Amounts of
		Gross Amounts Offset	Liabilities Presented
	Gross Amounts of	in the Statement of	in the Statement of
Description	Recognized Liabilities	Assets and Liabilities	Assets and Liabilities
Forward Currency Contracts	$731,412	$ —	$731,412

		Amounts Not Offset in the Statement of Assets and Liabilities
Counterparty	Net Amounts of Liabilities Presented in the Statement of Assets and Liabilities	Financial Instruments	Collateral Pledged	Net Amounts
Barclays Bank PLC	$1,142	$(1,142)	$—	$—
BNP Paribas SA	44,554	(27,731)	—	16,823
Citibank NA	251,005	(226,792)	—	24,213
HSBC Bank USA NA	33,911	(33,911)	—	—
JPMorgan Chase Bank NA	86,613	(86,613)	—	—
Standard Chartered Bank	6,511	(6,511)	—	—
UBS AG	307,676	—	—	307,676
Total	$731,412	$(382,700)	$—	$348,712

12. Subsequent Events

On August 17, 2016, the Board approved a reduction in the contractual management fee paid to the Investment

Manager from 0.90% to 0.85% of the Fund’s average daily Total Leveraged Assets.

Lazard World Dividend & Income Fund, Inc.

Proxy Voting Results

(unaudited)

The Annual Meeting of Stockholders was held on April 22, 2016, to vote on the following proposal. The proposal received the required number of votes of stockholders and was adopted.

Election of the following Directors:

•	Two Class I Directors, each to serve for a three-year term expiring at the 2019 Annual Meeting and until his successor is duly elected and qualified;

Director	For	Withhold Authority
Robert M. Solmson	5,306,100	955,666
Charles L. Carroll	5,322,748	939,018

Lazard World Dividend & Income Fund, Inc.

Dividend Reinvestment Plan

(unaudited)

Unless you elect to receive distributions in cash (i.e., opt-out), all dividends, including any capital gain distributions, on your common stock will be automatically reinvested by Computershare, Inc., as dividend disbursing agent (the “Plan Agent”), in additional common stock under the Fund’s Dividend Reinvestment Plan (the “Plan”). You may elect not to participate in the Plan by contacting the Plan Agent. If you do not participate, you will receive all distributions in cash, paid by check mailed directly to you by the Plan Agent.

Under the Plan, the number of shares of common stock you will receive will be determined on the dividend or distribution payment date, as follows:

(1)	If the common stock is trading at or above net asset value at the time of valuation, the Fund will issue new shares at a price equal to the greater of (i) net asset value per common share on that date or (ii) 95% of the common stock’s market price on that date.

(2)	If the common stock is trading below net asset value at the time of valuation, the Plan Agent will receive the dividend or distribution in cash and will purchase common stock in the open market, on the NYSE or elsewhere, for the participants’ accounts. It is possible that the market price for the common stock may increase before the Plan Agent has completed its purchases. Therefore, the average purchase price per share paid by the Plan Agent may exceed the market price at the time of valuation, resulting in the purchase of fewer shares than if the dividend or distribution had been paid in common stock issued by the Fund. The Plan Agent will use all dividends and distributions received in cash to purchase common stock in the open market within 30 days of the valuation date. Interest will not be paid on any uninvested cash payments.

You may withdraw from the Plan at any time by giving written notice to the Plan Agent. If you withdraw or the Plan is terminated, you will receive whole shares in your account under the Plan and you will receive a cash payment for any fraction of a share in your account. If you wish, the Plan Agent will sell your shares and send you the proceeds, minus an initial $15 service fee plus $0.12 per share being liquidated (for processing and brokerage expenses).

The Plan Agent maintains all stockholders’ accounts in the Plan and gives written confirmation of all transactions in the accounts, including information you may need for tax records. Shares of common stock in your account will be held by the Plan Agent in non-certificated form. Any proxy you receive will include all common stock you have received under the Plan.

There is no brokerage charge for reinvestment of your dividends or distributions in newly-issued shares of common stock. However, all participants will pay a pro rata share of brokerage commissions incurred by the Plan Agent when it makes open market purchases.

Automatically reinvesting dividends and distributions does not mean that you do not have to pay income taxes due upon receiving dividends and distributions.

If you hold your common stock with a brokerage firm that does not participate in the Plan, you will not be able to participate in the Plan and any dividend reinvestment may be effected on different terms than those described above. Consult your financial advisor for more information.

The Fund reserves the right to amend or terminate the Plan if, in the judgment of the Board, the change is warranted. There is no direct service charge to participants in the Plan (other than the service charge when you direct the Plan Agent to sell your common stock held in a dividend reinvestment account); however, the Fund reserves the right to amend the Plan to include a service charge payable by the participants. Additional information about the Plan may be obtained from the Plan Agent at P.O. Box 30170, College Station, Texas 77842-3170.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) and Other Public Company Directorships Held During the Past Five Years(2)

Board of Directors:

Class I – Directors with Term Expiring in 2019

Independent Director(3):

Robert M. Solmson (68)	Director (April 2005)	Fairwood Capital, LLC, a private investment corporation engaged primarily in real estate and hotel investments, President (2008 - present)

Interested Director(4):

Charles L. Carroll (55)	Chief Executive Officer, President and Director (April 2005)	Investment Manager, Deputy Chairman and Head of Global Marketing (2004 - present)

Class II – Directors with Term Expiring in 2017

Independent Directors(3):

Kenneth S. Davidson (71)	Director (April 2005)

Davidson Capital Management Corporation, an investment manager, President (1978 - present)

Landseer Advisors LLC, an investment manager, Senior Advisor (2012 - 2014)

Aquiline Holdings LLC, an investment manager, Partner (2006 - 2012)

Nancy A. Eckl (53)	Director (February 2007)

College Retirement Equities Fund (eight accounts), Trustee (2007 - present)

TIAA-CREF Funds (67 funds) and TIAA-CREF Life Funds (11 funds), Trustee (2007 - present)

TIAA Separate Account VA-1, Member of the Management Committee (2007 - present)

American Beacon Advisors, Inc. (“American Beacon”) and certain funds advised by American Beacon, Vice President (1990 - 2006)

Trevor W. Morrison (45)	Director (April 2014)	New York University School of Law, Dean and Eric M. and Laurie B. Roth Professor of Law (2013 - present) Columbia Law School, Professor of Law (2008 - 2013)

Class III – Directors with Term Expiring in 2018

Independent Directors(3):

Franci J. Blassberg (62)	Director (August 2014)

Debevoise & Plimpton LLP, a law firm, Of Counsel (2013 - present); previously, Partner (through 2012)

Cornell Law School, Visiting Professor of Practice (2015 - present); previously, Distinguished Practitioner in Residence (Fall 2013 and Fall 2014)

Richard Reiss, Jr. (72)	Director (April 2005)

Georgica Advisors LLC, an investment manager, Chairman (1997 - present)

Resource America, Inc., a real estate asset management company, Director (2016 - present)

O’Charley’s, Inc., a restaurant chain, Director (1984 - 2012)

Interested Director(4):

Ashish Bhutani (56)	Director (July 2005)	Investment Manager, Chief Executive Officer (2004 - present) Lazard Ltd, Vice Chairman and Director (2010 - present)

(1)	The address of each Director of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each Director serves as a Director for each of the funds in the Lazard Fund Complex (comprised of, as of July 31, 2016, 40 active investment portfolios). Each Director serves an indefinite term, until his or her successor is elected, and each Director serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	“Independent Directors” are not “interested persons” (as defined in the 1940 Act) of the Fund.
(4)	Messrs. Bhutani and Carroll are “interested persons” (as defined in the 1940 Act) of the Fund because of their positions with the Investment Manager.

Lazard World Dividend & Income Fund, Inc.

Board of Directors and Officers Information (concluded)

(unaudited)

Name (Age) Address(1)	Position(s) with the Fund (Since) and Term(2)	Principal Occupation(s) During the Past Five Years

Officers(3):

Nathan A. Paul (43)	Vice President and Secretary (April 2005)	Managing Director and General Counsel of the Investment Manager

Christopher Snively (31)	Chief Financial Officer (March 2016)	Senior Vice President of the Investment Manager (since November 2015) Assurance Manager at PricewaterhouseCoopers LLP (2008 - November 2015)

Stephen St. Clair (57)	Treasurer (April 2005)	Vice President of the Investment Manager

Mark R. Anderson (46)	Chief Compliance Officer (September 2014)	Director and Chief Compliance Officer of the Investment Manager (since September 2014) Senior Vice President, Counsel and Deputy Chief Compliance Officer of AllianceBernstein L.P. (2004 - August 2014)

Tamar Goldstein (41)	Assistant Secretary (February 2009)	Director (since February 2016, previously Senior Vice President), and Director of Legal Affairs (since July 2015) of the Investment Manager

Shari L. Soloway (34)	Assistant Secretary (November 2015)

Senior Vice President, Legal and Compliance, of the Investment Manager (since September 2015)

Vice President and Associate General Counsel of GE Asset Management (July 2011 - September 2015)

Associate at Clifford Chance US LLP (2006 - July 2011)

Cesar A. Trelles (41)	Assistant Treasurer (April 2005)	Vice President of the Investment Manager

(1)	The address of each officer of the Fund is Lazard Asset Management LLC, 30 Rockefeller Plaza, New York, New York 10112-6300.
(2)	Each officer serves for an indefinite term, until his or her successor is elected and qualifies or until his or her earlier resignation or removal. Each officer serves in the same capacity for the other funds in the Lazard Fund Complex.
(3)	In addition to Charles L. Carroll, President, whose information is included in the Class I Interested Director section.

Lazard World Dividend & Income Fund, Inc.

Other Information

(unaudited)

Proxy Voting

A description of the policies and procedures used to determine how proxies relating to Fund portfolio securities are voted is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov.

The Fund’s proxy voting record for the most recent 12-month period ended June 30 is available (1) without charge, upon request, by calling (800) 823-6300 or (2) on the SEC’s website at http://www.sec.gov. Information as of June 30 each year will generally be available by the following August 31.

Form N-Q

The Fund files a complete schedule of its portfolio holdings for the first and third quarters of its fiscal year with the SEC on Form N-Q. The Fund’s Forms N-Q are available on the SEC’s website at http://www.sec.gov and may be reviewed and copied at the SEC’s Public Reference Room in Washington, D.C. Information on the operation of the SEC’s Public Reference Room may be obtained by calling 1-800-SEC-0330.

Board Consideration of Management Agreement

At a meeting of the Board held on June 28-29, 2016, the Board considered the approval, for an additional annual period, of the Management Agreement between the Fund and the Investment Manager. The Independent Directors were assisted in their review by independent legal counsel, who advised the Board on relevant legal standards and met with the Independent Directors in executive session separate from representatives of the Investment Manager.

Services Provided

Representatives of the Investment Manager discussed with the Board the Investment Manager’s written presentation provided in advance of the meeting addressing, among other matters, the nature, extent and quality of services that the Investment Manager provides the Fund, including a discussion of the Investment Manager and its clients (of which the Lazard Funds complex of 40 active funds comprises approximately $28 billion, and the Fund and the other publicly-traded closed-end fund managed by the Investment Manager comprise approximately $224 million (as of April 30, 2016), of the approximately $191 billion of total assets under the management of the Investment Manager and its global affiliates as of March 31, 2016). The Investment Manager’s representatives noted that the Investment Manager believes that the Fund and its shareholders continue to be able to obtain significant benefits as a result of the resources and support of the Investment Manager’s global research, portfolio management, opera-

tions, technology, legal and compliance infrastructure. The Directors also considered information provided by the Investment Manager regarding its personnel, resources, financial condition and experience.

The Directors considered the various services provided by the Investment Manager including the Investment Manager’s research and portfolio management capabilities and oversight of day-to-day operations, including supervision of fund accounting and administration-related services and assistance in meeting legal and regulatory requirements. The Directors also considered the Investment Manager’s infrastructure and agreed that the Fund benefits from the services and infrastructure provided by the Investment Manager. The Directors accepted management’s assertion that such services and infrastructure are greater than those typically provided to a $28 billion fund complex not managed by a large, global firm such as the Investment Manager.

Comparative Fee, Expense Ratio and Performance Information

The Directors reviewed comparative fee, expense ratio and performance (through March 31, 2016) information prepared by Strategic Insight, noting the limitations of the Strategic Insight comparison group (the “Group”) as further discussed below, and broader Morningstar category (the “Category”).

Advisory Fees and Expense Ratios. The Directors also discussed the management fees paid to the Investment Manager (referred to in the Strategic Insight materials as “advisory fees”) and expense ratios (leveraged and unlever-aged) for the Fund. They noted the methodology and assumptions used by Strategic Insight.

In reviewing Strategic Insight’s analysis, it was noted that the gross advisory fee was below the Group median for common assets and at the Group median for managed assets and the expense ratio was above the Group medians for common and managed assets. The Directors noted management’s explanation regarding the lack of comparability of funds within the Group due to the Fund’s unique strategy of achieving leverage through currency investments. It also was noted that the Fund had the lowest average net assets in the Group (at both common and managed assets levels).

Performance. Strategic Insight’s performance analyses compared the Fund’s investment returns to those of the funds in the Group and Category over one-, three-, five- and ten-year periods ended March 31, 2016.

The Directors noted that the Fund’s total annualized return (based on net asset value) was below the Group and Category averages for all periods ended March 31, 2016 (except for the ten-year period when its performance was above the Group average), and generally was in the fifth quintile of the Group and Category (lowest in the Group for

Lazard World Dividend & Income Fund, Inc.

Other Information (continued)

(unaudited)

the three-year and five-year performance period). The Directors, however, noted that there were only six other funds in the Group and that no funds in the Group or Category pursued a strategy similar to that of the Fund’s strategy of investing in world equity securities and in emerging markets currencies primarily through forward currency contracts and debt obligations denominated in emerging markets currencies. They also were advised that the Investment Manager did not manage any funds, separate accounts or other accounts with investment objectives, policies and strategies similar to those of the Fund.

Fee Calculation

The Board considered that the method of calculating management fees is based on the Fund’s Total Leveraged Assets, pursuant to which the management fee borne by stockholders will increase to the extent the Investment Manager makes Currency Investments by incurring Financial Leverage rather than reducing the percentage of Net Assets invested in World Equity Investments for the purposes of making Currency Investments, and considered the potential advantages of increased investment exposure through Financial Leverage. The Board considered the economic equivalence, and the similarities, from an investment management perspective, of Currency Investments (1) made with Currency Commitments and (2) made with the proceeds of Borrowings.

The Board considered that (1) this method of calculating management fees is different than the way closed-end investment companies typically calculate management fees, (2) traditionally closed-end funds calculate management fees based on Net Assets plus Borrowings (excluding Financial Leverage obtained through Currency Commitments) and (3) the Investment Manager’s fee would be lower if its fee were calculated only on Net Assets plus Borrowings, because the Investment Manager would not earn fees on Currency Investments made with Currency Commitments (forward currency contracts or other derivative instruments whose value is derived from the performance of an underlying emerging market currency). The Board considered that the Investment Manager’s fee is different because the Fund’s leverage strategy is different than the strategy employed by many other leveraged closed-end investment companies that although the Fund may employ Borrowings in making Currency Investments, the Fund’s leverage strategy relies primarily on Currency Commitments rather than relying exclusively on borrowing money and/or issuing preferred stock. The Board considered the Fund’s use of Currency Commitments for leverage (rather than relying exclusively on borrowing money and/or issuing preferred stock) and the Investment Manager’s belief that forward currency contracts, or other derivative instruments whose value is derived from the performance of an underlying emerging market currency, often offer a more attractive way to gain exposure to emerging market interest rate opportunities and currencies than investments in debt obligations and the fact that there might not be a viable debt market in certain emerging market countries. The Board also considered the Investment Manager’s view that foreign currency contracts present less counterparty and custody risks and the Investment Manager’s extensive expertise with these instruments, as discussed in detail in previous Board meetings.

Procedures adopted by the Investment Manager to evaluate possible conflicts of interest that may arise from the fee calculation methodology, include the following: (1) no less frequently than monthly, decisions regarding the amount of the Fund’s allocation to Currency Investments must be reviewed by a Managing Director of the Investment Manager not involved in the decision-making process and the Fund’s Chief Compliance Officer, and that such review be documented to include the basis therefor, documentation to be retained for six years, the first two years in an easily accessible place, (2) the Investment Manager must provide the Board with a quarterly report regarding these decisions and the reasons therefor and (3) the Investment Manager must deliver a quarterly certification to the Board, signed by a Managing Director of the Investment Manager and the Fund’s or the Investment Manager’s Chief Compliance Officer (as applicable), that the procedures had been complied with during the previous quarter. The Investment Manager’s representatives stated that such procedures had been followed and that the Investment Manager would continue to follow those procedures.

Investment Manager Profitability and Economies of Scale

The Directors reviewed information prepared by the Investment Manager concerning profits realized by the Investment Manager and its affiliates resulting from the Management Agreement, calculated using the actual revenues received for the calendar year ended December 31, 2015 and the Investment Manager’s cost allocation methodology to compute an estimate of the Fund’s costs to the Investment Manager. The Investment Manager’s representatives stated that neither the Investment Manager nor its affiliates receive any significant indirect benefits from the Investment Manager acting as investment adviser to the Fund. The Investment Manager’s representatives reviewed with the Board information provided on the Investment Manager’s brokerage practices and the Fund’s brokerage allocation, commission payments and soft dollar commissions and benefits.

Lazard World Dividend & Income Fund, Inc.

Other Information (concluded)

(unaudited)

The profitability percentages were within ranges determined by relevant court cases not to be so disproportionately large that they bore no reasonable relationship to the services rendered. Representatives of the Investment Manager stated that the Investment Manager believed the profits are not unreasonable in light of the services provided and other factors. The Directors considered the Investment Manager’s estimated profitability with respect to the Fund as part of their evaluation of whether the Fund’s fee under the Management Agreement, considered in relation to the mix of services provided by the Investment Manager, including the nature, extent and quality of such services, and evaluated profitability in light of the relevant circumstances for the Fund, supported the renewal of the Management Agreement. It was noted that, because the Fund is a closed-end fund without daily inflows and outflows of capital, there were not at this time significant economies of scale to be realized by the Investment Manager in managing the Fund’s assets.

At the conclusion of these discussions, each of the Directors expressed the opinion that he or she had been furnished with such information as may reasonably be necessary to make an informed business decision with respect to evaluation of the renewal of the Management Agreement. Based on its discussions and considerations as described above, the Board made the following conclusions and determinations.

•	The Board concluded that the nature, extent and quality of the services provided by the Investment Manager are adequate and appropriate, noting the benefits of advisory and research services and other services and infrastructure (as discussed above) associated with an approximately $191 billion global asset management business.
•	The Board was concerned about the Fund’s performance and agreed to continue to closely monitor performance.

•	The Board concluded that the Fund’s fee paid to the Investment Manager supported the renewal of the Management Agreement in light of the considerations discussed above.

•	The Board determined that because the Fund is a closed-end fund without daily inflows and outflows of capital the Fund’s fee schedule is reasonable in light of current economies of scale considerations and that there were not at this time significant economies of scale to be realized by the Investment Manager.

In evaluating the Management Agreement, the Board relied on the information described above as well as other information provided by the Investment Manager, in addition to information received on a routine and regular basis throughout the year relating to the operations of the Fund and the investment management and other services provided under the Management Agreement, including information on the investment performance of the Fund in comparison to similar funds and a benchmark performance index; general market outlook as applicable to the Fund; and compliance reports. The Board also relied on its previous knowledge, gained through meetings and other interactions with the Investment Manager, of the Fund and the services provided to the Fund by the Investment Manager. The Board considered these conclusions and determinations in their totality and determined to approve the Management Agreement. In deciding whether to vote to approve the Management Agreement, each Director may have accorded different weights to different factors so that each Director may have had a different basis for his or her decision.

Lazard World Dividend & Income Fund, Inc.
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300
http://www.LazardNet.com

Investment Manager
Lazard Asset Management LLC
30 Rockefeller Plaza
New York, New York 10112-6300
Telephone: 800-823-6300

Custodian
State Street Bank and Trust Company
One Iron Street
Boston, Massachusetts 02210

Transfer Agent and Registrar
Computershare Trust Company, N.A.
P.O. Box 43010
Providence, Rhode Island 02940-3010

Dividend Disbursing Agent
Computershare, Inc.
P.O. Box 30170
College Station, Texas 77842-3170

Independent Registered Public Accounting Firm
Deloitte & Touche LLP
30 Rockefeller Plaza
New York, New York 10112-0015

Legal Counsel
Stroock & Stroock & Lavan LLP
180 Maiden Lane
New York, New York 10038-4982
http://www.stroock.com

This report is intended only for the information of stockholders of Lazard World Dividend & Income Fund, Inc.

Lazard Asset Management LLC • 30 Rockefeller Plaza • New York, NY 10112 • www.lazardnet.com

ITEM 2. CODE OF ETHICS.

Not applicable.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

Not applicable.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

Not applicable.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6. INVESTMENTS

Not applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There were no material changes to the procedures by which shareholders may recommend nominees to the Registrant’s Board of Directors during the period covered by this report.

ITEM 11. CONTROLS AND PROCEDURES.

(a)     The Registrant’s principal executive and principal financial officers have concluded, based on their evaluation of the Registrant’s disclosure controls and procedures as of a date within 90 days of the filing date of this report, that the Registrant’s disclosure controls and procedures are reasonably designed to ensure that information required to be disclosed by the Registrant on Form N-CSR is recorded, processed, summarized and reported within the required time periods and that information required to be disclosed by the Registrant in the reports that it files or submits on Form N-CSR is accumulated and communicated to the Registrant’s management, including its principal executive and principal financial officers, as appropriate to allow timely decisions regarding required disclosure.

(b)     There were no changes to the Registrant’s internal control over financial reporting that occurred during the second fiscal quarter of the period covered by this report that have materially affected, or are reasonably likely to materially affect, the Registrant’s internal control over financial reporting.

ITEM 12. EXHIBITS.

(a)(1)   Not applicable.

(a)(2)  Certifications of principal executive and principal financial officers as required by Rule 30a-2(a) under the Investment Company Act of 1940.

(a)(3)   Not applicable.

(b)     Certifications of principal executive and principal financial officers as required by Rule 30a-2(b) under the Investment Company Act of 1940.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Lazard World Dividend & Income Fund, Inc.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By	/s/ Charles L. Carroll
Charles L. Carroll
Chief Executive Officer

Date	September 6, 2016

By	/s/ Christopher Snively
Christopher Snively
Chief Financial Officer

Date	September 6, 2016